Consolidated Statements Of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (4,169)	$ 2,483	$ 1,427	$ 3,379	$ 2,738
Other comprehensive loss:
Foreign currency translation, net of tax	(41)	0	(1)	0	0
Total comprehensive income (loss)	$ (4,210)	$ 2,483	$ 1,426	$ 3,379	$ 2,738